Taxation	12 Months Ended
Jun. 30, 2025
Taxation [Abstract]
Taxation
12.	Taxation

British Virgin Islands (“BVI”)

Helport AI Limited and its subsidiaries, Helport Limited and Helport BVI, were incorporated in the British Virgin Islands. Under the current laws of the British Virgin Islands, Helport Limited is not subject to tax on income or capital gains. Additionally, upon payments of dividends by Helport AI Limited to its shareholders, no BVI withholding tax will be imposed.

Singapore

Helport Singapore is incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first $7,862 (SGD 10,000) taxable income and 50% of the next $149,383 (SGD 190,000) taxable income being exempted from income tax.

United States

Helport US was incorporated in the United States and is subject to state income tax and federal income tax depending upon taxable income levels. It did not have taxable income and no income tax expense was provided for the fiscal years ended June 30, 2025, 2024, and 2023.

Indonesia

Helport Indonesia incorporated in Indonesia during the fiscal year of 2025, is governed by the income tax law of Indonesia and is subject to a CIT rate of 22% on their taxable income generated from operations in Indonesia, for the fiscal year ended June 30, 2025.

The following table sets forth current and deferred portion of income tax expense of the Company’s subsidiaries:

	For the fiscal years ended June 30,
	2025	2024	2023
Current income tax expense	$385,710	$1,601,933	$970,755
Deferred income tax expense	152,436	-	-
Total income tax expense	$538,146	$1,601,933	$970,755

Since Helport Singapore, the largest subsidiary of the Group incurred the majority of revenue and retained earnings historically, a reconciliation between the income tax expense determined at the Singaporean statutory tax rate and the actual income tax expense of the Group is as follows:

	For the fiscal years ended June 30,
	2025	2024	2023
Income before income tax expenses	$2,396,716	$8,971,052	$5,785,458
Computed income tax expense with statutory tax rate*	551,299	1,525,079	983,528
Impact of different tax rates in other jurisdictions	-	95,670	-
Effect of preferential tax rate	(13,153)	(18,816)	(12,773)
Total income tax expenses	$538,146	$1,601,933	$970,755
*	The statutory rate of Helport Singapore, which stands at 17%, is applied.

The Group recognized deferred tax liabilities of $548,889 and nil as of June 30, 2025 and 2024 due to the temporary difference caused by the accelerated amortization of intangible assets required by Singapore Tax Policy. The Group did not recognize any deferred tax assets as of June 30, 2025 and 2024.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2025, the Group did not have any significant unrecognized uncertain tax positions. The Group does not believe that its uncertain tax benefits position will materially change over the next twelve months. As of June 30, 2025, income for tax returns for the tax years from 2021 to 2024 remain open for statutory examination.